UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

___________________

September 4, 2006
(Date of Report (date of  earliest event reported))

TAYLOR DEVICES, INC.
(Exact name of registrant as specified in charter)

New York	0-3498	16-0797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Taylor Drive, North Tonawanda, New York                                              14120-0748
           (Address of principal executive offices)                                                                   ( Zip Code)

716-694-0800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section   8 -- Other Events

Item 8.01.  Other Events.

              Donald B. Hofmar, a Director of the Company since 1991, died suddenly on September 4, 2006.  Mr. Hofmar served as a member of the Company's Audit Committee and as the audit committee financial expert.  He also served on the Company's Compensation Committee, Stock Option Committee and Nominating Committee.  Mr. Hofmar had been approved by the Board as a nominee to stand for election to the Board of Directors at the Company's Annual Meeting of Shareholders to be held on November 10, 2006.  The Nominating Committee is in the process of vetting and selecting a nominee to fill the vacancy on Board of Directors pursuant to the Company's Nominating Committee Charter.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    TAYLOR DEVICES, INC.
                                                                                                (registrant)

DATED:   September 13, 2006                                        By: /s/ Douglas P. Taylor
                                                                                           Douglas P. Taylor, President
                                                                                           and Chief Executive Officer